Filed Pursuant to Rule 497(e) 1933 Act File No. 033-12213 1940 Act File No. 811-05037

McKINLEY DIVERSIFIED INCOME FUND
Institutional Shares (Ticker: MCDNX)
Investor Shares (Ticker: MCDRX)

Supplement dated December 2, 2015 to the
Prospectus and Statement of Additional Information (“SAI”) dated March 27, 2015

We wish to inform you that the Board of Trustees of Professionally Managed Portfolios (the “PMP”) has voted to approve an Agreement and Plan of Reorganization (the “Reorganization”) whereby the McKinley Diversified Income Fund (the “Target Fund”) would reorganize out of PMP and into an existing corresponding Fund, the Innovator McKinley Income Fund (the “Acquiring Fund”), a series of the Academy Funds Trust (the “Academy Trust”).  The Reorganization would be structured as a tax-free reorganization for federal tax purposes.

The Target Fund and the corresponding Acquiring Fund have substantially similar investment objectives and principal investment strategies. The Target Fund’s investment adviser, McKinley Capital Management, LLC (“McKinley”), has served as the sole sub-adviser of the Acquiring Fund, subject to the supervision of Innovator Management LLC (“Innovator”), the investment adviser to the Acquiring Fund, and the oversight of the Board of Trustees of the Academy Trust (the “Academy Board” or “Academy Trustees”), since July 13, 2015.  The current portfolio managers of the Target Fund have also served as the sole portfolio managers of the Acquiring Fund since July 13, 2015.  Innovator has agreed to maintain the expense ratio of the Acquiring Fund for at least two years following with the Reorganization so that the expenses paid by the Acquiring Fund’s shareholders are no higher than those experienced currently by the Target Fund’s shareholders.  McKinley does not expect that the Reorganization will result in a change in the level or quality of services the Acquiring Fund will receive compared to the services McKinley has historically provided to the Target Fund.  However, the Reorganization would result in the Target Fund being under the supervision of a different Board of Trustees as well as different service providers.

In the next few weeks, shareholders of record of the Target Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization.  If approved, the Reorganization is anticipated to take effect on or about January 29, 2016.  Approval of the Reorganization, with respect to the Target Fund, requires the affirmative vote of a majority of the outstanding shares of such Fund.  If the Target Fund Shareholders approve the Reorganization, on the effective date of the Reorganization, the Investor Class and Institutional Class shareholders of the Target Fund will be issued Investor Class shares of the Acquiring Fund (“Acquiring Fund Shares”).

When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

Please retain this Supplement with the Prospectus and SAI.